UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported) May 27, 2004



                             Global Gold Corporation
                             -----------------------
             (Exact name of registrant as specified in its charter)


         Delaware                       02-69494                13-3025550
         --------                       --------                ----------
(State or other jurisdiction          (Commission                  (IRS
      of incorporation)               File Number)           Identification No.)


                   104 Field Point Road,                       06830
                       Greenwich, CT
                   ---------------------                       -----
         (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code (203) 422-2300



          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On May 27, 2004, the Board of Directors of Global Gold Corporation (the "Company") approved a resolution to terminate the services of the Company's certifying accountant, Marcum & Kliegman LLP ("Marcum"). On the same day, and prior to receiving notice of termination from the Company, Marcum notified the Company of its resignation as certifying accountant for the Company.

         Marcum served as the Company's independent auditors since May 1, 2003. Immediately prior to May 1, 2003, Grassi & Co. CPAs, P.C. served as the Company's independent auditors.

         Marcum's report on the Company's financial statements for the fiscal year ended December 31, 2003 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report contained an explanatory paragraph relating to the Company's ability to continue as a going concern.

         During the fiscal year ended December 31, 2003 and subsequent interim periods, there have been no disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference to such disagreements in connection with its report.

         During the fiscal year ended December 31. 2003 and through May 27, 2004, there have been no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K, except as disclosed in the preliminary note to the Company's Form 10-KSB/A filed on May 25, 2004

         The Company has provided Marcum with a copy of the foregoing disclosures. The Company requested that Marcum furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter from Marcum, dated June 4, 2004, is filed as Exhibit 16.1 to this Form 8-K.

         On May 27, 2004, the Company's Board of Directors recommended and approved the engagement of Allen Roth, P.A. ("Allen Roth") as the Company's independent accountants. Accordingly, the Company engaged Allen Roth as its independent accountants, effective May 27, 2004. During the two most recent fiscal years and through May 27, 2004, the Company has not consulted with Allen Roth regarding any matter that would require reporting under Item 304(a)(2) of Regulation S-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) The following exhibit is filed as part of this report:

 Exhibit Number  Description
 --------------  -----------

 Exhibit 16.1 Letter from Marcum & Kliegman LLP to the Securities and Exchange Commission, dated June 4, 2004.

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
                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: June 4, 2004                     Global Gold Corporation

                                        By: /s/Drury J. Gallagher
                                            ---------------------
                                            Name: Drury J. Gallagher
                                            Title: Chairman, Chief Executive
                                                   Officer and Treasurer



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
                                INDEX TO EXHIBITS


 Exhibit Number  Item
 --------------  ----

 Exhibit 16.1 Letter from Marcum & Kliegman LLP to the Securities and Exchange Commission, dated June 4, 2004. Filed herewith.



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